Harbor Fixed Income Funds

Supplement to Prospectus dated March 1, 2017
Harbor Money Market Fund
Effective June 1, 2017, Fischer Francis Trees & Watts, Inc. (FFTW), the subadviser to Harbor Money Market Fund, changed its name to BNP Paribas Asset Management USA, Inc.  FFTW has been a wholly owned subsidiary of BNP Paribas since 2006.  This name change reflects a rebranding of FFTW to more closely identify FFTW with BNP Paribas.   Please note that this name change did not involve any change in the ownership structure of FFTW, the portfolio management team at FFTW responsible for the Fund, or the investment approach utilized by FFTW in managing the Fund.
June 12, 2017
Investors Should Retain This Supplement For Future Reference
S0612.P.FI